American High-Income Municipal Bond Fund, Inc.
              333 South Hope Street, Los Angeles, California 90071
                   Telephone (213) 486-9200 Fax (213) 486-9455

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

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Share Class            Total Income Dividends
                           (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $23,293
------------------ --------------------------------
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Class B            $1,080
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Class C            $1,146
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Class F            $648
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Total              $26,167
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Class R-5          $436
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Total              $26,603
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Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.3545
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.3014
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.2919
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.3475
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.3715
-------------------- -------------------------------------------

Item 74U1 and 74U2
------------------
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                            (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            68,923
------------------ ----------------------------------
------------------ ----------------------------------
Class B            3,753
------------------ ----------------------------------
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Class C            4,353
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Class F            2,217
------------------ ----------------------------------
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Total              79,246
------------------ ----------------------------------
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Class R-5          1,257
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Total              80,503
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Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                            Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $15.43
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Class B                 $15.43
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Class C                 $15.43
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Class F                 $15.43
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Class R-5               $15.43
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